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                                                                   Exhibit 10.19

                                      AGREEMENT


    This Agreement, dated as of August 15, 1996, is by and between Golder, Thoma, Cressey, Rauner Fund IV, L.P., a Delaware limited partnership (the "Investor"), and American Medserve Corporation, a Delaware corporation (the "Company").

    WHEREAS, the Investor is the holder of 56,500 shares of the Company's Class A Common Stock, $0.01 par value per share ("Class A Common");

    WHEREAS, the Company intends to effect, upon the requisite approval of its directors and stockholders, a recapitalization (the "Recapitalization"), pursuant to which (i) the Company will create a newly authorized class of Common Stock to be designated as shares of Common Stock, $0.01 par value per share ("AMC Common Stock"), and (ii) each issued and outstanding share of the Company's Class A Common and Class B Common Stock, $0.01 par value per share, will be converted into and reclassified as a number of newly-issued shares of AMC Common Stock;

    WHEREAS, pursuant to the terms of the Company's Certificate of Incorporation, as amended, upon the occurrence of any Public Offering (as defined) the holder of the Company's Class A Common is entitled to a preferential distribution in the amount of the lesser of (a) 25% of the net cash proceeds from the offering (after deducting all discounts and reasonable expenses) or (b) the amount of all Unpaid Yield (as defined) plus Unreturned Original Cost (as defined) with respect to Class A Common.

    WHEREAS, the Company is preparing to file with the Securities and Exchange Commission a Registration Statement on Form S-1 with respect to an initial public offering (the "Company IPO") of not less than $30 million aggregate offering amount of AMC Common Stock.

    WHEREAS, to assist the Company in effecting the Company IPO, the Company and the Investor desire to enter into this Agreement.

    NOW, THEREFORE, the Company and the Investor agree as follows:

     1. AUTHORIZATION OF AMC COMMON STOCK. On or prior to the Closing Date (as such term is defined in Section 3), the Company shall have duly authorized the issuance and delivery to the Investor, pursuant to the terms of this Agreement, the number of shares of AMC Common Stock to be issued and delivered to the Investor on the Closing Date.

    2. ISSUANCE AND DELIVERY OF AMC COMMON STOCK. Subject to the provisions of this Agreement and on the basis of the representations and warranties contained herein, on the Closing Date (as hereinafter defined), for and in consideration of Investor's full release and discharge of any and all future preferences with respect to distributions to be made with respect to any class of the Company's equity securities, the Company will issue and deliver to the Investor that number of shares of the AMC Common Stock (the "Investor AMC Shares"), if any, obtained by dividing (a) the difference between the Investor Preference (as such term is hereinafter defined) and the Actual IPO Preferential Amount (as such term is hereinafter defined) by (b) the initial price to the public of shares of AMC Common Stock offered in the Company IPO.

    For purposes hereof, the following capitalized terms shall have the respective meanings hereinafter set forth:

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         "Investor Preference" shall mean the sum of Unpaid Yield plus
    Unreturned Original Cost, in each case as such amounts are calculated as of the date of effectiveness of the Company's Registration Statement relating to the Company IPO.

         "Actual IPO Preferential Amount" shall mean the actual amount paid to the Investor in connection with the Company IPO pursuant to Section 3A of Part B of Article IV of the Company's Certificate of Incorporation, as amended.

         "Unpaid Yield" shall have the meaning set forth in ARTICLE IV of the Company's Certificate of Incorporation as in effect on the date hereof.

         "Unreturned Original Cost" shall have the meaning set forth in ARTICLE IV of the Company's Certificate of Incorporation as in effect on the date hereof.

    3. CLOSING OF THE DELIVERY OF INVESTOR AMC COMMON. The delivery of the Investor AMC Common (the "Closing") shall occur at the offices of Gardner, Carton & Douglas, 321 North Clark Street, Chicago, Illinois 60610, and shall occur at 9:00 a.m. local time on the closing date of the Company IPO (the "Closing Date") or such other time and date as may be agreed upon by the Company and the Investor. On the Closing Date the Company shall deliver to the Investor a certificate for the Investor AMC Common to be issued and delivered to the Investor, duly registered in such Investor's name or in the name of the Investor's nominee.

    4. REPRESENTATIONS AND WARRANTIES OF COMPANY. The Company represents and warrants to the Investor as follows:

    4.1 ORGANIZATION, STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to own, lease and operate its properties and assets and to conduct its business as presently conducted and proposed to be conducted hereby and to enter into this Agreement.

    4.2 VALIDITY OF INVESTOR AMC COMMON. The Investor AMC Common will be duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued, and fully paid and non-assessable.

    4.3 AUTHORIZATION; APPROVALS. The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate action, and this Agreement has been duly executed and delivered by the Company. This Agreement constitutes the valid and binding obligations of the Company legally enforceable against the Company in accordance with its terms.

    4.4 EXEMPTION FROM REGISTRATION. In sole reliance upon representations and warranties by the Investor in Section 5 hereof and without independent investigation, the offer and sale of the AMC Common Stock are exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended.


                                         -2-

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    5.   REPRESENTATIONS AND WARRANTIES OF  INVESTOR.  The Investor represents and warrants to the Company as follows:

    5.1 AUTHORIZATION. The Investor has full power and authority to enter into and to perform this Agreement, and this Agreement has been duly executed and delivered by it, and constitutes the valid and legally binding obligation of the Investor, legally enforceable against the Investor in accordance with its terms.

    5.2 INVESTMENT REPRESENTATIONS. The Investor hereby represents and warrants to the Company that it is acquiring the Investor AMC Shares for its own account with the present intention of holding such securities for purposes of investment, and that it has no intention of selling such securities in a public distribution in violation of the securities laws.

    5.3 ABSENCE OF REGISTRATION. The Investor understands that the shares of Investor AMC Common to be issued hereunder have not been registered under the Securities Act or any applicable state securities or "Blue Sky" laws, and may be required to be held indefinitely, unless subsequently registered under the Securities Act and such applicable Blue Sky laws, or an exemption from such registration is available.

    6. CONDITIONS TO CLOSING OF THE INVESTOR. The obligation of the Investor on the Closing Date to accept delivery of the Shares required by Section 3 hereof shall be subject to each of the following conditions precedent, any one or more of which may be waived by the Investor:

    6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Company herein shall be true and accurate on and as of the Closing Date.

    6.2 PERFORMANCE. The Company shall have performed and complied with all agreements and conditions contained herein required to be performed or complied with by it prior to or at the Closing.

    6.3 CLOSING OF COMPANY IPO. The closing of the Company IPO shall have contemporaneously occurred and been completed to the reasonable satisfaction of the Company and the Investor.

    7. CONDITIONS TO CLOSING OF COMPANY. The obligation of the Company on the Closing Date to issue and deliver the Investor AMC Common to be issued and delivered under this Agreement shall be subject to each of the following conditions precedent, any one or more of which may be waived by the Company:

    7.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties made herein by the Investor shall be true and accurate on and as of the Closing Date and the Investor shall be deemed to have restated and confirmed such representations and warranties as of the Closing Date by authorizing or permitting the Closing to be effected without delivering in writing to the Company a notice of change prior to the Closing.

    7.2 CLOSING OF COMPANY IPO. The closing of the Company IPO shall have contemporaneously occurred and been completed to the reasonable satisfaction of the Company and the Investor.


                                         -3-

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    8.   CERTIFICATE LEGEND.  Certificates evidencing the Investor AMC Common shall bear the following legend:

    THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT OF 1933 AND SUCH APPLICABLE STATE LAW OR, IN THE OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER DOES NOT VIOLATE THE PROVISIONS THEREOF OR UNLESS SOLD PURSUANT TO RULE 144 OF THE SECURITIES ACT OF 1933.

    9. STOCKHOLDERS AGREEMENT; REGISTRATION AGREEMENT The Company and the Investor acknowledge and agree that the Investor AMC Common, when issued and delivered in accordance with the terms hereof, shall (i) be and become subject to the terms of a Stockholders Agreement, dated as of December 3, 1993, as the same may be amended from time to time, and (ii) constitute GTCR Registrable Securities, as such term is defined in that certain Registration Agreement, dated as of August 23, 1996, by and among the Company, the Investor and certain other stockholders of the Company.

    10. NOTICES. All notices, requests, consents and other communications provided for herein shall be in writing, and shall be mailed by certified mail, postage prepaid, delivered by Federal Express or similar overnight courier, or personally delivered, as follows:

         (a)  If to the Company:

              American Medserve Corporation
              184 Shuman Boulevard
              Suite 200
              Naperville, Illinois  60563

              with a copy to:

              Gardner, Carton & Douglas
              321 North Clark Street
              Suite 3200
              Chicago, Illinois 60610
              Attention:  Glenn W. Reed

         (b)  If to the  Investor:

              Golder, Thoma, Cressey, Rauner Fund IV, L.P.
              6100 Sears Tower
              Chicago, Illinois 60606
              Attention:  Bryan C. Cressey


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              with a copy to:

              Kirkland & Ellis
              200 East Randolph Drive
              Chicago, Illinois  60601
              Attention:  Kevin R. Evanich, Esq.

or such other addresses as each of the parties hereto may provide from time to time in writing to the other parties. For purposes of this Agreement (i) in the case of communications sent by mail, the date of mailing shall be deemed to be the delivery date and (ii) in the case of communications sent by overnight courier, the date next succeeding the date of transmission shall be deemed to be the delivery date

    11. MODIFICATIONS; WAIVER. Neither this Agreement nor any provision hereof may be changed or waived unless effected by a writing executed and delivered by the parties.

    12. ENTIRE AGREEMENT. This Agreement contains the entire agreements between the parties with respect to the transactions contemplated hereby, and supersedes all negotiations, agreements, representations, warranties, commitments, whether in writing or oral, prior to the date hereof.

    13. APPLICATION TO SUCCESSOR HOLDERS. The provisions hereof shall inure to the benefit of and be binding upon the successors, assigns, heirs, executors and administrators of the parties hereto. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of the Investor or holders of AMC Common Stock are also for the benefit of, and enforceable by, any subsequent holders of such shares, except any subsequent holder who acquires any such security in a registered public offering.

    14. EXECUTION AND COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

    15. GOVERNING LAW AND SEVERABILITY. This Agreement shall be governed by the laws of the State of Delaware.

    16. HEADINGS. The descriptive headings of the Sections hereof are inserted for convenience only, and do not constitute a part of this Agreement.


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    This Agreement is hereby executed as of the date first above written.

                                       AMERICAN MEDSERVE CORPORATION


                                       By:  /s/ Michael B. Freedman
                                            ----------------------------------
                                       Name:     Michael B. Freedman
                                       Title:    Vice President - Business
                                                 Development


                                       GOLDER, THOMA, CRESSEY, RAUNER
                                            FUND IV, L.P.

                                       By:  GTCR IV. L.P.,
                                            Its General Partner

                                       By:  Golder, Thoma, Cressey, Rauner,
                                            Inc.,
                                            Its General Partner


                                       By:  /s/ Bryan C. Cressey
                                            ----------------------------------
                                       Name:     Bryan C. Cressey
                                       Title:    Principal


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